                                                                   Exhibit 10.63

As of February 13, 2002

Bank of America, N.A.
6610 Rockledge Drive, 3rd Floor
Bethesda, Maryland 20817


Attention: Michael J. Radcliffe
           Vice President

         CREDIT FACILITY: $5,000,000.00 REVOLVING LINE OF CREDIT
         LENDER: BANK OF AMERICA, N.A.
         BORROWERS: OCM DIRECT, INC., COLLEGIATE CARPETS, INC. AND CAREPACKAGES, INC.
         GUARANTOR: STUDENT ADVANTAGE, INC.


Dear Mr. Radcliffe:


         The Borrower and the Lender hereby enter into the understandings set forth below regarding the above Credit Facility with respect to certain conditions of closing that remain unsatisfied at this date. Capitalized terms used in this letter, but not defined herein have the same meanings as they do in the Revolving Line of Credit Loan Agreement and Security Agreement of even date between the Borrower and Lender (the "Credit Agreement"). This letter agreement supplements the Credit Agreement for the purpose of facilitating the closing of the Credit Facility.

1. The Borrower shall use its best efforts to deliver to Lender, by no later than April 15, 2002, Landlord Waivers and Consents fully executed and entered into with the owners of that certain real property located at 3 Graphics Drive, West Trenton, New Jersey and at Cumberland Valley Business Park, Building 52, Chambersburg, Pennsylvania, thereby waiving, among other things, the owner's security interest and right to any landlord or statutory liens against the property of the Borrower, said Landlord Waivers and Consents to be in form and substance satisfactory to Lender, as determined in Lender's sole and absolute discretion.

         The failure to fully and timely complete the terms and conditions set forth herein shall constitute an Event of Default under the Credit Agreement.

Bank of America, N.A.
Re: OCM Direct, Inc., Collegiate Carpets, Inc. and CarePackages, Inc.
Page 2




                                OCM DIRECT, INC., a Delaware corporation

                                By: /s/ Raymond V. Sozzi, Jr.    (SEAL)
                                   -------------------------------------

                                Name:   Raymond V. Sozzi, Jr.
                                     -----------------------------------

                                Title:  President
                                      ----------------------------------




                                COLLEGIATE CARPETS, INC., a Maryland corporation



                                By: /s/ Raymond V. Sozzi, Jr.    (SEAL)
                                   -------------------------------------

                                Name:   Raymond V. Sozzi, Jr.
                                     -----------------------------------

                                Title:  President
                                      ----------------------------------



                                CAREPACKAGES, INC., a Delaware corporation


                                By: /s/ Raymond V. Sozzi, Jr.    (SEAL)
                                   -------------------------------------

                                Name:   Raymond V. Sozzi, Jr.
                                     -----------------------------------

                                Title:  President
                                      ----------------------------------



SEEN AND AGREED:

Bank of America, N.A.

By:  /s/ Michael J. Radcliffe  (SEAL)
   ----------------------------

Name:    Michael J. Radcliffe
     ---------------------------

Title:   Vice President
      --------------------------

Bank of America, N.A.
Re: OCM Direct, Inc., Collegiate Carpets, Inc. and CarePackages, Inc.
Page 3



State of Massachusetts     )

County of Suffolk          ) To Wit:


         Acknowledged before me by Raymond V. Sozzi, Jr., as President of OCM Direct, Inc., a Delaware corporation, this 14th day of February, 2002.


[SEAL]

                                                     /s/ Michael S. Traister
                                                     Notary Public


My commission expires: 09/04/03



State of Massachusetts   )

County of Suffolk        ) To Wit:


         Acknowledged before me by Raymond V. Sozzi, Jr., as President of Collegiate Carpets, Inc., a Maryland corporation, this 14th day of February, 2002.


[SEAL]
                                                     /s/ Michael S. Traister
                                                     Notary Public

My commission expires: 09/04/03




State of Massachusetts      )

County of Suffolk           ) To Wit:


         Acknowledged before me by Raymond V. Sozzi, Jr., as President of CarePackages, Inc., a Delaware corporation, this 14th day of February, 2002.


[SEAL]                                               /s/ Michael S. Traister
                                                     Notary Public

My commission expires: 09/04/03